ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2019
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Letter to Shareholders

Dear Fellow Shareholders,
After the steep sell-off at the end of 2018, the stock market reversed course in the first quarter. The S&P 500 increased 13.7%, its highest first quarter return since 1998. Our Fund outperformed the S&P, increasing 14.0%. These returns were supported by optimism about a U.S.-China trade agreement, combined with signals from the Federal Reserve that it does not plan to raise rates in 2019.
During the quarter we felt the disruption of the longest U.S. government shutdown ever, saw Britain’s plans to exit the European Union unravel, and a second summit with North Korea abruptly end with little progress toward
“Consumer Discretionary, Health Care, and Communications Services were the biggest contributors to our relative outperformance.”

denuclearization. Even with this "wall of worry" as a backdrop, the market moved higher throughout the quarter, resulting in its highest quarterly return in a decade.
Ongoing concerns about the health of the global economy and the Fed's accommodating position combined to push long-term interest rates lower. This resulted in the U.S. Treasury yield curve inverting for the first time since 2007. An inverted yield curve occurs when short-term rates are higher than long-term rates and, in the past, has often been a precursor of an economic downturn. While this is one signal that the economic expansion may be nearing an end, there are several indicators that support continued growth, including a strong labor market, low levels of inflation, and renewed momentum in the housing market.
The strength in the stock market was broad-based as all sectors in the S&P 500 were positive for the first time since the second quarter of 2014. In our Fund, while all sectors generated positive returns, our investments in Consumer Discretionary, Health Care, and Communications Services were the biggest contributors to our relative outperformance. Financials and Energy generated positive returns, but underperformed relative to their benchmarks.
The Consumer Discretionary sector was a standout for the Fund, increasing 18.4%. Our position in Chipotle Mexican Grill, which increased 64.5%, was a significant contributor to the Fund's return. Chipotle has delivered strong results as its new turnaround initiatives focused on marketing, menu innovation, and loyalty have begun to take hold. We believe the company is in the early innings of this turnaround.

Letter to Shareholders (continued)

During the quarter, we increased our exposure to the growing beauty category. The “selfie generation” is driving sales of cosmetics and skin care and Ulta Beauty is well positioned to benefit from this trend. Ulta is a leading specialty beauty retailer that offers a unique mix of prestige and masstige (affordably-priced) cosmetics, skincare, and haircare in one store. Its exclusive offerings with top brands drive traffic to its stores and website and have enabled it to generate strong top and bottom line growth. We expect the company to continue to outperform given its significant unit growth potential and margin expansion opportunity.
Our Health Care investments were also a key contributor to overall returns. While the sector was up just 8.7%, our returns significantly outperformed due to strong stock selection. Our holdings in biotech performed particularly well, led by Alexion Pharmaceuticals, which increased 39.0%. During the quarter, the FDA approved its next generation Soliris drug, which is a highly effective treatment for many rare diseases. We added Amgen to the portfolio's biotech holdings. In our view, the company is trading at too low a valuation given its strong new product pipeline. During the quarter, we also added Zoetis to our Fund. We like that Zoetis’ focus is on animal health, which carries less regulatory and government risk than traditional pharmaceutical companies.
The Communications Services sector also generated strong returns for our Fund, increasing 17.2%. This new sector replaced the Telecommunications sector in September 2018, and now includes media companies such as Walt Disney and Netflix, as well as technology companies such as Facebook and Alphabet. Our position in Netflix, the leader in on-demand streaming services, increased 33.3% for the quarter. With over 150 million subscribers worldwide, Netflix clearly has the first-mover advantage and its competitors continue to struggle to keep up.
While the rest of the market cheered the Fed’s decision to hold off on raising rates, the Financials sector, which increased 8.0%, lagged the overall market as lower rates and a flatter yield curve will negatively impact the sector's profitability. Diversified financials was the weakest group in the sector. Our holdings were more defensively positioned with investments in Intercontinental Exchange and Berkshire Hathaway, which benefited us in the fourth quarter of 2018, but hurt us this quarter. On the positive side, we did see the re-emergence of merger and acquisition activity in the banking sector this quarter when BB&T and SunTrust announced plans to merge. While we find the combination compelling over the long-term, we believe the integration could be challenging. With SunTrust shares up 31.4% through mid-February, we chose to exit our position in the stock.
For the three months ended March 31, 2019, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was

Letter to Shareholders (continued)

14.0%. This compares to a 13.7% total return for the S&P 500 and a 12.9% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 14.8%.
For the twelve months ended March 31, 2019, the Fund’s total return on NAV was 12.1%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 9.5% and 7.7%, respectively. The Fund’s total return on market price was 12.2%.
During the quarter, the Fund paid distributions to shareholders of approximately $5.3 million, or $.05 per share, consisting of $.02 net investment income and $.02 long-term capital gain, realized in 2018, and $.01 net investment income realized in 2019, all taxable in 2019. On April 16, 2019, an additional net investment income distribution of  $.05 per share was declared for payment on May 31, 2019. These constitute the first two payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 194,763 shares of its Common Stock during the past three months. The shares were repurchased at an average price of $14.18 and a weighted average discount to NAV of 14.5%.
The bull market reached its 10th year in March, and we are mindful of this as we manage our portfolio. We continue to search for investment opportunities that can outperform in volatile markets. We appreciate your trust in us and are focused on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
April 16, 2019

Summary Financial Information

(unaudited)
	2019	2018
At March 31:
Net asset value per share	$16.92	$17.32
Market price per share	$14.44	$14.78
Shares outstanding	106,011,023	101,626,893
Total net assets	$1,794,035,673	$1,760,299,528
Unrealized appreciation on investments	$587,649,833	$562,521,727

For the three months ended March 31:
Net investment income	$4,222,551	$4,901,721
Net realized gain (loss)	$18,328,245	$67,244,383
Cost of shares repurchased	$2,762,328	$1,430,337
Shares repurchased	194,763	95,194
Total return (based on market price)	14.8%	-1.3%
Total return (based on net asset value)	14.0%	-1.0%

Key ratios:
Expenses to average net assets*	0.63%	0.62%
Net investment income to average net assets*	1.12%	1.10%
Portfolio turnover*	68.4%	76.3%
Net cash & short-term investments to net assets	0.5%	1.3%
*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2019
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$93,160,806	5.2%
Amazon.com, Inc.	73,544,975	4.1
Apple Inc.	55,522,385	3.1
Visa Inc. Class A	47,075,666	2.6
Alphabet Inc. Class A & Class C	46,322,986	2.6
Merck & Co., Inc.	36,702,921	2.0
Adams Natural Resources Fund, Inc.*	36,672,200	2.0
Bank of America Corp.	36,570,545	2.0
UnitedHealth Group Incorporated	35,976,330	2.0
Thermo Fisher Scientific Inc.	35,693,088	2.0
	$497,241,902	27.6%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

March 31, 2019
(unaudited)
	Shares	Value (a)
Common Stocks — 99.5%
Communication Services — 8.1%
Alphabet Inc. Class A (b)	27,400	$32,246,786
Alphabet Inc. Class C (b)	11,997	14,076,200
AT&T Inc.	853,282	26,758,924
Comcast Corporation Class A	668,200	26,714,636
Facebook, Inc. Class A (b)	91,100	15,185,459
Netflix, Inc. (b)	50,300	17,934,968
Verizon Communications Inc.	86,800	5,132,484
Walt Disney Company	68,800	7,638,864
		145,688,321
Consumer Discretionary — 11.0%
Advance Auto Parts, Inc.	81,900	13,966,407
Amazon.com, Inc. (b)	41,300	73,544,975
Chipotle Mexican Grill, Inc. (b)	24,100	17,118,471
Dollar General Corporation	152,437	18,185,734
Lowe's Companies, Inc.	152,800	16,727,016
NIKE, Inc. Class B	315,800	26,593,518
Tractor Supply Company	159,000	15,543,840
Ulta Beauty, Inc.	46,400	16,181,072
		197,861,033
Consumer Staples — 6.7%
Coca-Cola Company	161,800	7,581,948
Costco Wholesale Corporation	70,300	17,022,442
Mondelez International, Inc. Class A	244,500	12,205,440
PepsiCo, Inc.	134,400	16,470,720
Philip Morris International Inc.	197,000	17,412,830
Procter & Gamble Company	115,350	12,002,167
Unilever plc Sponsored ADR	193,400	11,163,048
Walmart Inc.	261,800	25,533,354
		119,391,949
Energy — 5.3%
Adams Natural Resources Fund, Inc. (c)	2,186,774	36,672,200
BP plc Sponsored ADR	80,800	3,532,576
Diamondback Energy, Inc.	74,200	7,533,526
EOG Resources, Inc.	87,200	8,299,696
Exxon Mobil Corporation	168,400	13,606,720
Marathon Petroleum Corporation	167,525	10,026,371
Occidental Petroleum Corporation	133,100	8,811,220
Royal Dutch Shell plc Sponsored ADR Class B	54,900	3,510,855
Total S.A. ADR	60,800	3,383,520
		95,376,684

Schedule of Investments (continued)

March 31, 2019
(unaudited)
	Shares	Value (a)
Financials — 12.6%
Aflac Incorporated	245,900	$12,295,000
American Express Company	152,600	16,679,180
Bank of America Corp.	1,325,500	36,570,545
Berkshire Hathaway Inc. Class B (b)	171,600	34,472,724
Fifth Third Bancorp	538,700	13,586,014
Intercontinental Exchange, Inc.	279,000	21,243,060
JPMorgan Chase & Co.	298,200	30,186,786
Raymond James Financial, Inc.	237,400	19,089,334
Travelers Companies, Inc.	134,400	18,434,304
U.S. Bancorp	447,000	21,540,930
Wells Fargo & Company	55,300	2,672,096
		226,769,973
Health Care — 14.9%
Abbott Laboratories	376,100	30,065,434
Alexion Pharmaceuticals, Inc. (b)	146,700	19,830,906
Amgen Inc.	75,700	14,381,486
Centene Corporation (b)	131,800	6,998,580
Edwards Lifesciences Corporation (b)	122,900	23,514,457
Johnson & Johnson	137,800	19,263,062
Medtronic plc	222,700	20,283,516
Merck & Co., Inc.	441,300	36,702,921
Pfizer Inc.	211,940	9,001,092
Thermo Fisher Scientific Inc.	130,400	35,693,088
UnitedHealth Group Incorporated	145,500	35,976,330
Zoetis Inc. Class A	148,500	14,949,495
		266,660,367
Industrials — 9.5%
Boeing Company	71,800	27,385,956
Cintas Corporation	48,400	9,782,124
Delta Air Lines, Inc.	216,200	11,166,730
General Electric Company	246,500	2,462,535
HD Supply Holdings, Inc. (b)	204,800	8,878,080
Honeywell International Inc.	203,000	32,260,760
Parker-Hannifin Corporation	101,300	17,385,106
Republic Services, Inc.	112,400	9,034,712
Southwest Airlines Co.	139,000	7,215,490
Union Pacific Corporation	175,700	29,377,040
United Technologies Corporation	115,200	14,848,128
		169,796,661

Schedule of Investments (continued)

March 31, 2019
(unaudited)
	Shares	Value (a)
Information Technology — 23.1%
Accenture plc Class A	147,000	$25,874,940
Adobe Systems Incorporated (b)	110,100	29,340,549
Apple Inc.	292,300	55,522,385
Broadcom Inc.	61,600	18,523,736
Broadridge Financial Solutions, Inc.	67,300	6,978,337
Cisco Systems, Inc.	607,200	32,782,728
Lam Research Corporation	49,800	8,914,698
Mastercard Incorporated Class A	139,100	32,751,095
Microsoft Corporation	789,900	93,160,806
Oracle Corporation	122,200	6,563,362
Palo Alto Networks, Inc. (b)	71,400	17,341,632
salesforce.com, inc. (b)	139,800	22,140,126
Texas Instruments Incorporated	156,100	16,557,527
Visa Inc. Class A	301,400	47,075,666
		413,527,587
Materials — 2.1%
Air Products and Chemicals, Inc.	58,100	11,094,776
Ball Corporation	103,000	5,959,580
DowDuPont Inc.	172,200	9,179,982
Sherwin-Williams Company	24,900	10,724,679
		36,959,017
Real Estate — 2.8%
American Tower Corporation	85,900	16,927,454
AvalonBay Communities, Inc.	53,600	10,759,128
Prologis, Inc.	218,000	15,685,100
Simon Property Group, Inc.	41,700	7,598,157
		50,969,839
S&P 500 Index — 0.2%
SPDR S&P 500 ETF Trust	15,700	4,434,936

Utilities — 3.2%
Exelon Corporation	299,300	15,003,909
NextEra Energy, Inc.	99,000	19,138,680
Public Service Enterprise Group Incorporated	173,900	10,331,399
WEC Energy Group Inc.	166,200	13,143,096
		57,617,084
Total Common Stocks
(Cost $1,198,655,064)		1,785,053,451

Schedule of Investments (continued)

March 31, 2019
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers (b)(d)
(Cost $150,000)		$471,000
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.50% (e)	5,407,980	5,410,143
Northern Institutional Treasury Portfolio, 2.32% (e)	1,020,773	1,020,773
Total Short-Term Investments
(Cost $6,429,926)		6,430,916
Total — 99.9%
(Cost $1,205,234,990)		1,791,955,367
Other Assets Less Liabilities — 0.1%		2,080,306
Net Assets — 100.0%		$1,794,035,673

Schedule of Investments (continued)

March 31, 2019
(unaudited)
Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Robert Half International Inc. (141,500 shares)	2/12/2020	$8,264,364	$944,767	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Industrial Select Sector SPDR Fund (121,600 shares)	2/12/2020	(8,161,196)	—	(978,637)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Apple Inc. (53,600 shares)	3/3/2020	8,350,339	1,827,675	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (128,400 shares)	3/3/2020	(8,328,396)	—	(1,175,181)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Anadarko Petroleum Corporation (199,700 shares)	4/16/2020	8,856,036	215,416	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (133,900 shares)	4/16/2020	(8,844,590)	—	(70,445)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	WestRock Company (242,800 shares)	4/24/2020	8,989,791	316,417	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (164,100 shares)	4/24/2020	(8,941,645)	—	(162,492)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Fidelity National Information Services, Inc. (80,800 shares)	4/29/2020	8,863,429	274,316	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (121,400 shares)	4/29/2020	(8,844,378)	—	(138,736)

Schedule of Investments (continued)

March 31, 2019
(unaudited)
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	NRG Energy, Inc. (207,900 shares)	4/30/2020	$8,903,255	$—	$(72,411)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Utilities Select Sector SPDR Fund (153,300 shares)	4/30/2020	(8,865,738)	—	(51,233)
Gross unrealized gain (loss) on open total return swap agreements					$3,578,591	$(2,649,135)
Net unrealized gain on open total return swap agreements (f)					$929,456

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open swap agreements is Morgan Stanley. At March 31, 2019, $910,000 in cash collateral was held by the Fund.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
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Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com